                                                                  EXECUTION COPY

              CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
        AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
            HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                LICENSE AGREEMENT

         This LICENSE AGREEMENT (this "Agreement"), effective December 31, 1999 (the "Effective Date") is made by and between ABGENIX, INC., a Delaware corporation ("ABX") and JAPAN TOBACCO INC., a Japanese corporation ("JTI"), with reference to the following facts and circumstances. ABX and JTI may be referred to herein each individually as a "Party" and jointly as the "Parties."


                                    RECITALS

         A. WHEREAS, ABX possesses certain patent rights and know-how useful for the creation, development, use and other exploitation of [*] (as defined below);

         B. WHEREAS, JTI wishes to acquire certain rights with respect to the creation, development, use and other exploitation of [*] and ABX is willing to grant such rights pursuant to the terms and conditions of this Agreement; and

         NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, the Parties agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, capitalized terms set forth in this Agreement and not otherwise defined herein shall have the meaning set forth below.

         1.1 "ABX KNOW-HOW" shall mean all materials listed on Exhibit A, and any information, materials, discoveries, inventions, technology, results and data relating thereto (but excluding any patents or patent applications), to the extent Controlled by ABX. "ABX Know-How" shall exclude ABX Patent Rights.

         1.2 "ABX PATENT RIGHTS" shall mean (a) the U.S. patents and patent applications listed on Exhibit B, and patents issuing on such patent applications; (b) continuations, divisionals, reexaminations, reissues or extensions of any of (a); (c) any foreign counterparts of the applications and patents in (a) and (b); in each case to the extent Controlled by ABX.

         1.3 "AFFILIATE" shall mean any entity which controls, is controlled by or is under common control with either ABX or JTI. An entity shall be regarded as in control of another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); provided that the government of Japan shall not be considered an Affiliate of JTI.

         1.4 "CONTROLLED" shall mean the ability to grant licenses or sublicenses with respect to a technology or material as provided in this Agreement without breaching any agreement or other arrangement with a Third Party. ABX shall be deemed to "Control" rights held by its

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       1.

Affiliates Xenotech, Inc. and Xenotech, L.P., to the extent that such Affiliates have the ability to grant licenses or sublicenses under such rights as provided in the preceding sentence.

         1.5 "GENETIC MATERIAL" shall mean a nucleotide sequence, including DNA, RNA and complementary and reverse complementary nucleotide sequences thereto, whether coding or non-coding and whether intact or a fragment.

         1.6 [*] shall mean [*] from which a [*] of such [*] has been [*] PROVIDED THAT [*] shall not include any [*] for which [*] one or more [*] or portion thereof have been [*]

         1.7 "LICENSED TECHNOLOGY" shall mean ABX' rights in the ABX Patent Rights and ABX Know-How.

         1.8 "MAJORITY-OWNED AFFILIATE OF JTI" shall mean an entity of which JTI owns, directly or indirectly, more than [*] of the shares of such entity entitled to vote in the election of directors or corresponding managing authority.

2.       LICENSE GRANT

         2.1 BY ABX TO JTI. Subject to the terms and conditions of this Agreement, ABX hereby grants to JTI a co-exclusive (with ABX), royalty-free, world-wide, sublicensable, perpetual license to practice the Licensed Technology solely in connection with the creation, development, use or other exploitation of [*] provided, however, that the foregoing license grant shall not include the right to sell, lease, offer to sell or lease, or otherwise transfer title in or to the [*] to any third party.

         2.2      LIMITATIONS; RESERVATION OF RIGHTS.

                  2.2.1 ABX grants no licenses under this Agreement to JTI under the Licensed Technology or any other intellectual property rights Controlled by ABX except as expressly stated in Section 2.1.

                  2.2.2 ABX reserves all rights in the Licensed Technology, except as expressly set forth in Section 2.1 or any other written Agreement between the Parties, including without limitation the right to grant one or more sublicenses thereunder.

3.       CONSIDERATION

                  3.1.1    In consideration of the license granted pursuant to
Section 2.1, JTI shall pay to ABX Six Million U.S. Dollars (US$6,000,000) on December 31, 1999. With respect to amounts due by JTI pursuant to this Section 3.1.1, (i) all [*] made by [*] hereunder

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       2.

[*] shall be the sole responsibility of [*] shall [*] such [*] from any [*] to [*] as [*] and shall [*] to the relevant [*] shall timely provide to [*] of any [*] hereunder; and (iv) [*] shall reasonably cooperate and assist [*] it is entitled so to elect.

4.       CONFIDENTIALITY.

         4.1 CONFIDENTIALITY. Except as expressly provided herein, JTI and ABX each agree that, for the term of this Agreement and for five (5) years thereafter, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly permitted under this Agreement, any information furnished to it by the other Party pursuant to this Agreement ("Confidential Information") or any other information designated the other Party's "Confidential Information" under any other provision of this Agreement. The ABX Know-How and ABX Patent Rights shall be deemed to be ABX' Confidential Information. Notwithstanding the foregoing, "Confidential Information" shall not include any such information that the receiving Party can establish by competent written proof:

                  4.1.1 was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

                  4.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

                  4.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

                  4.1.4 was subsequently lawfully disclosed to the receiving Party by a person other than the disclosing Party or developed by the receiving Party without reference to any information or materials disclosed by the disclosing Party.

         4.2      PERMITTED DISCLOSURE. Notwithstanding Sections 4.1 above and
4.3 below, each Party may nevertheless disclose the other Party's Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, making a permitted sublicense or other exercise of its rights hereunder or conducting clinical trials, provided that if a Party is required to make any such disclosure of the other Party's Confidential Information, other than pursuant to a confidentiality agreement consistent with this Agreement, it will give reasonable advance notice to such Party of such disclosure requirement and, save to the extent inappropriate in the case of patent applications, will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       3.

         4.3      TERMS OF AGREEMENT. Except as expressly provided in this
Article 4, neither Party shall disclose to any Third Party the material terms of this Agreement without the prior written consent of the other Party hereto, except to Affiliates, advisors, investors, licensees, sublicensees and others on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Without limitation upon any provision of this Agreement, each Party shall be responsible for the observance by its employees, consultants and contractors of the foregoing confidentiality obligations.

5.       INDEMNIFICATION

         5.1 BY JTI. Subject to ABX' compliance with Section 5.3, JTI agrees to indemnify, defend and hold ABX and its Affiliates and their directors, officers, employees and agents harmless from and against any losses, claims, damages, liabilities, or actions resulting directly from any Third Party claims (collectively, "Liabilities") arising from the creation, development, manufacture, use or transfer of [*] by JTI, its Affiliates and sublicensees or the breach of any representations, warranties, covenants or other obligations of JTI under this Agreement, except to the extent that such Liabilities arise from ABX' negligence or willful misconduct or its breach of any of its representations, warranties, covenants or other obligations under this Agreement.

         5.2 BY ABX. Subject to JTI's compliance with Section 5.3, ABX agrees to indemnify, defend and hold JTI and its Affiliates and their directors, officers, employees and agents harmless from and against any Liabilities arising from the breach of any representations, warranties, covenants or other obligations of ABX under this Agreement, except to the extent that such Liabilities arise from JTI's negligence or willful misconduct or its breach of any of its representations, warranties, covenants or other obligations under this Agreement.

         5.3 INDEMNIFICATION PROCEDURES. If a Party (the "Indemnitee") intends to claim indemnification under this Article 5, it shall promptly notify the indemnifying Party (the "Indemnitor") in writing of any Liability in respect of which the Indemnitee or its directors, officers, employees or agents intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties. The indemnity obligation of this Article 5 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action shall not relieve such Indemnitor of any liability to the Indemnitee under this
Article 5, except to the extent that such failure is prejudicial to its ability to defend such action. The Party claiming indemnification under this Article 5 and its directors, officers, employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 5.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       4.

6.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         6.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF ABX. ABX represents and warrants to JTI that (i) it has the full right and authority to enter into this Agreement; (ii) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) to the knowledge of ABX as of the Effective Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of ABX to enter into and perform its obligations under this Agreement; and (iv) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

         6.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF JTI. JTI represents and warrants to ABX that (i) it has the full right and authority to enter into this Agreement; (ii) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) to the knowledge of JTI as of the Effective Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of JTI to enter into and perform its obligations under this Agreement; and (iv) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

7.       MISCELLANEOUS PROVISIONS

         7.1 GOVERNING LAWS. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, USA, without regard to conflict of laws principles.

         7.2 WAIVER. It is agreed that no waiver by a Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         7.3 ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by a Party without the prior written consent of the other Parties; provided that such written consent shall not be required where: (i) either Party assigns this Agreement to any entity that acquires substantially all of the assets to which this Agreement relates, (ii) JTI assigns this Agreement to a Majority-Owned Affiliate of JTI or (iii) ABX assigns this Agreement to an Affiliate. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Any assignment not in conformance with this Section 7.3 shall be null, void and of no legal effect.

         7.4 INDEPENDENT CONTRACTORS. The relationship of the Parties is that of independent contractors. The Parties shall not be deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         7.5 COMPLIANCE WITH LAWS. In exercising their rights under this Agreement, the Parties shall fully comply with the requirements of any and all applicable laws, regulations, rules

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       5.

and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.

         7.6 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         7.7 NOTICES. Any notice, request, approval or consent required or permitted to be given between the Parties hereto shall be given in writing, and shall be deemed to have been properly given if delivered in person, transmitted by telecopy (with machine confirmation of transmission and confirmation by personal delivery, first class certified mail or courier), or mailed by first class certified mail to the other Party at the appropriate address set forth below, or to such other address as may be designated in writing by a Party from time to time in accordance with this Agreement.

         Japan Tobacco Inc.:                Japan Tobacco Inc.
                                            JT Building
                                            2-1 Toranoman 2-chome
                                            Minato-Ku, Tokyo 105
                                            Japan
                                            Fax:  011-81-3-5-479-0321
                                            Attn:   Vice President
                                                    Pharmaceutical Division

         With copies to:                    Gilbert, Segall and Young LLP
                                            430 Park Avenue
                                            New York, NY  10022
                                            Fax:  (212) 644-4051
                                            Attn:  Neal N. Beaton, Esq.

                                            Akros Pharma Inc.
                                            1400 Fashion Island Blvd.
                                            Suite 910
                                            San Mateo, CA 94404
                                            Fax:  (650) 312-8028
                                            Attn:  President

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       6.

         Abgenix, Inc.:                     Abgenix, Inc.
                                            7601 Dumbarton Circle
                                            Fremont, CA  94555
                                            Fax:  (510) 608-6511
                                            Attn:  President

         With a copy to:                    Cooley Godward LLP
                                            3000 El Camino Real
                                            Five Palo Alto Square
                                            Palo Alto, CA  94306-2155
                                            Fax:  (650) 857-0663
                                            Attn:  Robert L. Jones, Esq.

         7.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         7.9 FORCE MAJEURE. Nonperformance of any Party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control, and not caused by the negligence, intentional conduct or misconduct of the non-performing Party.

         7.10 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER.

         7.11 DISPUTE RESOLUTION; ARBITRATION. The Parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between the Chief Executive Officer of ABX and the Vice President of the Pharmaceutical Division of JTI. Any dispute under this Agreement which is not settled after such meeting shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties to the arbitration. Each Party shall bear its own costs and attorneys' and witness' fees; PROVIDED THAT the prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators. Any arbitration subject to this Section 7.11 shall be completed within six (6) months from the filing of notice of a request for such arbitration.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       7.

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         7.12      COMPLETE AGREEMENT. It is understood and agreed between ABX and JTI that this Agreement constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and supersedes and cancels all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties unless reduced to writing and executed by the respective duly authorized representatives of ABX and JTI.

         7.13 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

         7.14 HEADINGS. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


ABGENIX, INC.


         By:      /s/ R. Scott Greer
                  -------------------------------------
                  R. Scott Greer
                  President and Chief Executive Officer


JAPAN TOBACCO INC.


         By:      /s/ Takashi Kato
                  ------------------------------------------
                  Takashi Kato
                  Managing Director, Pharmaceutical Division


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       8.

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                                    EXHIBIT A

                                  ABX KNOW-HOW

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT B

                                ABX PATENT RIGHTS


[*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.